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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our report dated January 23, 2001 included in this Form 10-K into the Company's previously filed Registration Statement (File No. 333-44934) on Form S-8.

                                          /s/ Arthur Andersen LLP
                                          Arthur Andersen LLP

San Jose, California
March 30, 2001